Exhibit 99.77(q)(1)

ITEM 77Q1 – Exhibits

(a)(1)	Amendment No. 31, Establishment of New Share Class (Class R Shares of Voya Target Retirement Funds), effective January 11, 2018, to the Declaration of Trust of Voya Separate Portfolios Trust dated March 2, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on May 31, 2018 and incorporated herein by reference.

(b)(1)	Amended and Restated By-Laws of Voya Separate Portfolios Trust dated March 18, 2018 – Filed herein.